Corporate Presentation February 2021 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding expectations about our competitive position, business strategy, prospective products, timing, design, results and likelihood of success of studies and/or clinical trials, including the Phase 1/2 pheNIX trial, including the expansion phase and the potential for conversion to a registrational trial, and IND-enabling studies and/or planned clinical studies for PKU, MLD and MPS II (Hunter syndrome), timing for regulatory feedback, plans and objectives of management for future operations, manufacturing facility capabilities, the market opportunity for our product candidates, and the potential future uses and effects of our product candidates. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the fact that we have incurred significant losses since inception and expect to incur losses for the foreseeable future; our need for additional funding, which may not be available; raising additional capital may cause dilution to our stockholders, restrict our operations or require us to relinquish rights to our technologies or drug candidates; our limited operating history; failure to use our novel genetic medicines platform to identify additional product candidates and develop marketable products; adverse public perception of genetic medicine, and gene editing in particular, may negatively impact regulatory approval of, or demand for, our potential products; the early stage of our development efforts with all programs in the research or preclinical stage; our failure or the failure of our collaborators to successfully develop and commercialize drug candidates; the regulatory approval processes of the FDA and comparable foreign authorities are lengthy, time-consuming and inherently unpredictable; delays or difficulties in the enrollment of patients in clinical trials; our product candidates may cause serious adverse events, side effects, toxicities or have other properties that may delay or prevent their regulatory approval; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; inability to maintain any of our collaborations, or the failure of these collaborations; our reliance on third parties to conduct our preclinical studies and manufacture our drug candidates; our inability to obtain required regulatory approvals; the fact that a Fast Track or Breakthrough Therapy designation by the FDA for our drug candidates may not actually lead to a faster development or regulatory review or approval process; the inability to obtain orphan drug exclusivity for drug candidates; failure to obtain marketing approval in international jurisdictions; failure to obtain U.S. marketing approval; ongoing regulatory obligations, continued regulatory review and any post-marketing restrictions or withdrawals from the market; effects of recently enacted and future legislation; failure to comply with environmental, health and safety laws and regulations; failure to achieve market acceptance by physicians, patients, or third-party payors; failure to establish sales, marketing and distribution capabilities on our own or in collaboration with third parties with such capabilities; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to retain key personnel and attract, retain and motivate qualified personnel; difficulties in managing our growth; the possibility of system failures or security breaches; failure to obtain and maintain patent protection for or otherwise protect our technology and products; effects of patent or other intellectual property lawsuits; the price of our common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company; the impact of the COVID-19 pandemic on our business and operations, including our preclinical studies, ongoing and planned clinical trials and ability to access capital; and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties or us. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. The industry in which we operate is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Homology Medicines’ Mission: Cure Genetic Disease

Homology Medicines: Fully Integrated Gene Therapy and Gene Editing Company with Three Clinical Programs Anticipated in 2021 Technology 15 novel AAVHSCs; potential to expand with capsid shuffling Equity investments from Pfizer and Novartis Extensive I.P. portfolio Manufacturing Expertise 25,000 sq. ft. internal GMP facility Commercial platform and process scaled to 2,000L Rare Disease Experience Team has developed and/or launched 11 rare disease drugs with >$2B in annual revenue Clinical Trial Execution Positive data with PKU gene therapy; Phase 2 dose expansion recruiting Plans to initiate Hunter syndrome and gene editing PKU trials Discovery, Research and Development 4 development candidates

Homology’s Dual Platform for Gene Therapy or Nuclease-Free Gene Editing Gene Editing (cDNA Integration) Gene Therapy Promoter Corrective Gene Protein mRNA Mutated Gene Episome w/ Promoter & Corrective Gene Enters the Cell's Nucleus mRNA Mutated Gene Functional Gene Homologous Recombination Protein Enters the Cell's Nucleus Homology Arm Corrective Gene Homology Arm Mutated Protein

Dual Technology Platform Validated by Pfizer and Novartis with >$100M in Cash and Equity Investments in FIXX Pfizer’s $60M Equity Investment Leverages Homology’s rare disease drug development track record and Pfizer’s gene therapy experience Equity investment at 26% premium to closing price in FIXX, and Pfizer became 3rd largest shareholder ROFR for potential to collaborate on PKU programs in gene therapy and gene editing with no obligation to establish any strategic alliance Rare Disease unit CSO, Dr. Seng Cheng, joined Homology SAB for PKU programs Novartis’ $50M Cash and Equity Investment $35M in cash, $15M in equity Novartis has worldwide exclusive rights to ophthalmic target and provides funding for ophthalmic program and exploratory work to identify new opportunities for Homology’s technology platform Homology is eligible to receive milestone payments from Novartis plus royalties from product sales

Homology’s In Vivo Genetic Medicines Pipeline Program Approach Discovery Lead Optimization IND-Enabling Phase 1/2 Phase 3 Liver Adult Phenylketonuria (PKU): HMI-102 U.S. and E.U. Orphan Drug Designation Gene Therapy Pediatric PKU: HMI-103 Nuclease-Free Gene Editing CNS + SYSTEMIC MPS II (Hunter syndrome): HMI-203 Gene Therapy Metachromatic Leukodystrophy (MLD): HMI-202 U.S. and E.U. Orphan Drug Designation Gene Therapy Human Stem Cells Sickle Cell Disease Nuclease-Free Gene Editing Hemoglobinopathy Nuclease-Free Gene Editing Eye Ophthalmic Target has worldwide rights Nuclease-Free Gene Editing 2021: Ph 2 Data Expected 2021: Ph 1/2 Trial Initiation Expected 2021: Ph 1/2 Trial Initiation Expected 2021: Nominate Development Candidate for New Program

Standard of care à onerous low Phe diet has poor compliance Diet not sufficient to reduce Phe levels to within ACMG targets (120–360 μmol/L) or EU targets (120-600 μmol/L) Therapeutics do not reconstitute normal biochemical pathway for ~95% of patients; all require chronic dosing vs. a potential one-time treatment Effective PKU Treatment Remains a High Unmet Medical Need Target sources: Vockley J et al. Genetics in Medicine 2014; Levy H et al. Molecular Genetics and Metabolism 2019; van Spronsen FJ et al. Lancet Diabetes Endocrinol 2017. ACMG = American College of Medical Genetics and Genomics Classical PKU is most severe form (~2/3 of PKU population) Inborn error of metabolism caused by mutations in the PAH gene Results in loss of function of phenylalanine hydroxylase responsible for metabolism of phenylalanine (Phe) If untreated, toxic levels of Phe accumulate and result in progressive and severe neurological impairment Protein Phenylalanine Tyrosine Neuro- transmitters PAH Normal Pathway Melanin

PKU: One of the Largest Established Rare Disease Commercial Markets with Only 10% of Patients Treated with a Therapeutic Untreated population source: PKU population from NORD, NPKUA and sales of two approved PKU treatments Palynziq sales analysis based on an average of 14 BioMarin analyst reports Global Market 50K pts 1–1.5K incidence Adults Pediatric U.S. Market: 16.5K pts 350 incidence Homology’s dual approach to PKU has potential to treat adult and pediatric patient populations Kuvan: Daily oral treatment for patients with BH4-responsive PKU; requires low Phe diet 2020 est. sales of $430 - $480M (4K patients globally, 2.5K in U.S. ) Palynziq: Daily subcutaneous injection of plant-based lyase that does not reconstitute normal biochemical pathway; black box warning 2020 est. sales of $160 - $190M (~1K patients, with significant proportion of Palynziq clinical trial and Kuvan user conversions) Projected peak sales of $500M - $1B Kuvan ~10% of all patients Palynziq 2% of all patients ~2%

Physicians and Patients Seek New Option to Address Broad Scope of Disease, Challenges of Current Treatments Source: Homology market research Patients and Physicians Seek: HMI-102 One-Time Gene Therapy Designed to Offer Potential Benefits: Patient safety and ease of administration, adherence One-time I.V. administration Clinically meaningful Phe reduction with potential for diet liberalization as less than half able to find success through diet alone Positive data from Phase 1/2 dose escalation pheNIX trial Improvements in Phe, tyrosine (Tyr) and Phe-to-Tyr ratio Diet liberalization Impact on neurocognitive pathway of disease and related symptoms (anxiety, depression, “PKU brain fog”) Designed to restore natural biochemical pathway, including production of PAH enzyme that converts Phe to Tyr, a precursor to neurotransmitters HMI-102 Gene Therapy Candidate Has Potential to Replace Standard of Care

Positive Results from Dose-Escalation Phase of First-Ever PKU Gene Therapy Trial: Trial with HMI-102 As of data cutoff date of Oct 19, 2020 ALT = Alanine aminotransferase *P<0.004; Post-hoc comparison of Cohort 1 vs Cohorts 2&3 using repeated measures MANOVA/regression analysis **Target sources: Vockley J et al. Genetics in Medicine 2014; Levy H et al. Molecular Genetics and Metabolism 2019; van Spronsen FJ et al. Lancet Diabetes Endocrinol 2017. Overview Safety Efficacy Met goal to select best dose for expansion phase Low-, mid- and high-doses evaluated (n=2 per cohort) Two well-tolerated and efficacious doses identified Generally well-tolerated with no treatment-related serious adverse events (SAEs) No clinically significant changes in ECGs or vital signs No clinical signs of complement activation, no AEs related to bilirubin ALT elevations asymptomatic and managed with increased steroids when necessary Significant plasma Phe reductions in Cohorts 2 and 3, compared to Cohort 1* Two patients achieved target Phe levels per treatment guidelines** Tyr increases and Phe-to-Tyr ratio decreases consistent with PAH enzymatic activity Efficacy results observed even while patients self-liberalized diet

: Significant Plasma Phe Reductions were Observed at the Higher HMI-102 Doses* *P<0.004; Post-hoc comparison of Cohort 1 vs Cohorts 2&3 using repeated measures MANOVA/regression analysis Cohort 1 Patients Plasma Phe % CFB Cohorts 2 and 3 Patients Plasma Phe % CFB Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Weeks Weeks Baseline (Day -1) Baseline (Day -1)

Cohort 3: Marked Phe Reductions in Patient 6 Based on Patient 5 – Plasma Phe (µmol/L) Patient 6 – Plasma Phe (µmol/L) Baseline Baseline Key Learnings Weeks Weeks Baseline (Day -1) As of data cutoff date of Oct 19, 2020 Baseline (Day -1)

Data Summary *Per protocol, each patient’s total protein was required to be maintained at +/-25% of baseline  Cohort (Dose Level) Patient # Mean % Change from Baseline Diet Mean % Change from Baseline Plasma Phe PlasmaTyr Phe-to-Tyr Ratio Total Protein* Intact Protein Phe Intake Tyr Intake Cohort 1 (Low; 2E13 vg/kg) 1 +16.5 -0.1 +20.9 +4.5 +14.2 +0.4 -10.8 2 +35.4 +16.1 +22.0 -3.9 +66.0 +78.5 -14.7 Cohort 2 (Mid; 6E13 vg/kg) 3 -48.6 +81.1 -70.8 -4.8 -30.0 +100.6 -1.9 4 +13.0 +131.1 -45.5 -9.6 +140.5 +289.0 -75.6 Cohort 3 (High; 1E14 vg/kg) 5 -10.8 +22.6 -25.4 -16.9 -16.9 -18.5 -21.0 6 -31.4 +40.3 -52.4 +8.8 +45.5 +41.8 +3.4

Dose-Escalation Success Criteria Leading to Selection of As of data cutoff date of Oct 19, 2020 *P<0.004; Post-hoc comparison of Cohort 1 vs Cohorts 2&3 using repeated measures MANOVA/regression analysis Safety Biologic Activity Dose Response Not Chance Finding Learnings for Further Development No dose-limiting toxicities No treatment-related SAEs Decrease in Phe, increase in Tyr, decrease in Phe-to-Tyr ratio Decrease in Phe, increase in Tyr observed with higher doses Decrease in Phe and despite diet self-liberalization, Phe <600, Phe <360 µmol/L, including normalization P <0.05* Refine patient population, steroid regimen and monitoring for more robust efficacy in the expansion phase Doses for Phase 2 Expansion

Dose Expansion Phase Recruiting Patients and Has Potential 6E13 vg/kg 8E13 vg/kg n = 3-4 n = 6-8 n = 6-8 Concurrent Control 6E13 vg/kg 8E13 vg/kg Initiate treatment No stagger between dosing Adults with classical PKU Randomized, concurrently controlled Single I.V. administration Prophylactic tapering steroid regimen Primary: Change from baseline in mean plasma Phe Secondary: Incidence of plasma Phe concentrations Change in diet Neurocognitive evaluation to Convert to Registrational Trial ENDPOINTS

Optimized HMI-103: In Vivo Gene Editing Candidate for Pediatric PKU Potential to treat pediatric PKU patients Liver-Targeting AAVHSC15 HMI-103 Designed to integrate into PAH gene region of genome and insert functional copy of PAH gene utilizing homologous recombination (HR) HR is the body’s natural DNA repair process Nuclease-based technologies introduce a cut in the DNA and introduces unwanted mutations (insertions, deletions) Plans to initiate Phase 1/2 clinical trial in 2021 One-time I.V. administration

Molecular Methods Demonstrated No Unwanted On-Target Mutations Following In Vivo Editing of Humanized Murine Model Chen H-M, et al. Molecular characterization of precise in vivo targeted gene integration in human cells using AAVHSC15. PLOS ONE (2020). Method Outcome Sequencing across homology arm of integrated alleles Sequence coverage >10,000 reads per base No de novo mutations introduced Long-read sequencing to capture entire sequence from inserted DNA è homology arm è native genome No inverted terminal repeats (ITRs) detected

Gene Editing Program Showed Durable Gene Integration in Pahenu2 Model of PKU I.V. Administration of Murine Surrogate (with Murine Homology Arms) of HMI-103 Source: Homology internal data Formulation Buffer Serum Phe Reduced up to 43 Weeks Phe (m/M) Weeks Post-Injection On-Target Integration Was Durable to 43 Weeks % of Integrated Alleles Formulation Buffer (43 wks) PKU GE (3 wks) PKU GE (43 wks) PKU GE

High Unmet Need for MPS II (Hunter Syndrome) Treatment That Addresses Peripheral and Cognitive Effects Prevalence: National MPS Society *Predicted based on preclinical studies No treatments currently available to address both cognitive and peripheral organ manifestations Lysosomal storage disorder caused primarily by IDS gene mutations Leads to toxic lysosomal accumulation of glycosaminoglycans (GAGs) Severe form includes progressive debilitation and intellectual decline followed by death in 10-20 years Prevalence: 1 in 100,000 to 1 in 170,000; primarily males Gene Therapy

HMI-203: In Vivo Gene Therapy Candidate for MPS II One-time I.V. administration HMI-203 Designed to address underlying genetic cause of MPS II by delivering functional copies of IDS gene to CNS, PNS and peripheral organs Plans to initiate Phase 1/2 clinical trial in 2021 In IND-enabling studies, HMI-203: Crossed blood-brain-barrier, blood-nerve-barrier and reached other peripheral organs Resulted in high levels of I2S protein expression, systemic reductions in glycosaminoglycans (GAGs) and improvements in phenotype Promoter IDS Gene

Single I.V. Administration of HMI-203 Development Candidate Demonstrated Systemic Expression, Reduction of GAGs, and Correction of Phenotype in Murine Model Systemic Expression Systemic Reduction of GAGs Reduction of Cerebrospinal Fluid (CSF) GAGs Amelioration of Joint Phenotype *P<0.032 **P<0.0021 Patel, K. et al. WORLDSymposium™ 2021. *P ≤ 0.05 **P ≤ 0.01 ****P ≤ 0.0001 *P ≤ 0.05 **P ≤ 0.01

Significant Unmet Need in MLD Despite Advances in Stem Cell Transplant Prevalence: National Organization of Rare Disorders Prevalence of late infantile form is 1 in 40,000 Newborn screening in development Patients with 10–15% of normal gene activity (ARSA) are asymptomatic Lysosomal storage disorder caused primarily by ARSA gene mutations Results in destruction of myelin-producing cells Late infantile form includes rapidly progressive motor and cognitive decline followed by death in 5 - 10 years Stem cell transplant only effective treatment but has significant drawbacks ARSA protein known to “cross-correct” cells nearby Completed IND-enabling studies, which is guiding further optimization of a vector

2021 Anticipated Milestones: Progress Three Clinical Programs and Pipeline Pipeline Manufacturing Initiate Phase 2 dose expansion Initial clinical data anticipated by end of 2021 Plans to initiate Phase 1/2 trial Plans to initiate Phase 1/2 trial Further optimization of an HMI-202 vector for MLD Nominate development candidate for new program Leverage internal GMP commercial process and platform, scaled to 2,000 liters Meet clinical and pipeline supply demands PKU Gene Therapy HMI-102 PKU Gene Editing HMI-103 MLD Gene Therapy HMI-202 MPS II Gene Therapy HMI-203

Power of the Platform

AAVHSCs for Broad Range of Diseases Clade F AAVHSCs cross the blood brain barrier and transduce the central nervous system in addition to peripheral tissues following intravenous administration in nonhuman primates Retina Liver CNS Lung CD34s Muscle Biodistribution photos from non-human primates two-weeks post-dosing with single intravenous injection of AAVHSC15 Liver Skeletal Muscle Neg Control Retina Neg Control Lung Neg Control Neg Control Brain astrocytes neurons Certain diseases require multi-tissue tropism, incl. Friedreich’s Ataxia, Hunter syndrome, MLD, etc. A single AAVHSC can transduce multiple organs with one administration Two amino acid differences in VP3 result in significant variations externally and in biodistribution patterns AAVHSC15 AAVHSC16

The Homology Engine Enables Near- and Long-Term Value Creation PKU For Adults PKU For Pediatric Patients Secreted Proteins Antibodies Treatments for Liver-based Diseases Hunter Syndrome MLD CNS-Lysosomal Storage Diseases Frontotemporal Disorder Friedreich’s Ataxia Charcot-Marie-Tooth Treatments for CNS-based Diseases Sickle Cell Disease Beta Thalassemia Immune Diseases Treatments for HSC-based Diseases Targeted Indications Potential Opportunities Ophthalmology Skeletal Muscle Diseases Ophthalmologic Antibodies Treatments for Other Diseases Biodistribution Packaging CAPSID CHARACTERIZATION 15 AAVHSCs Capsid Shuffling to Optimize Properties CAPSID SELECTION / SHUFFLING Preclinical Models Validated Biomarkers, Endpoints INDICATION SELECTION In Vivo Gene Therapy In Vivo, Nuclease-Free Gene Editing THERAPEUTIC APPROACH Process Characterization Internal GMP Manufacturing PLUG & PLAY PROCESS AND MANUFACTURING PLATFORM

Single Manufacturing Platform for Gene Therapy and Gene Editing Technology Homology’s Team of Technical Operations Experts 25,000 sq. ft. internal GMP facility Commercial process and platform Consistent plug and play model to produce GMP materials rapidly Scalable from research to commercial 1,500L active capacity (3x500L), scaled to 2,000L Homology’s 2,000L Bioreactor Process development and vector characterization